UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2012

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 W. Jericho Turnpike, Suite A Smithtown, New York	11787
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

1600 Calebs Path Extension, Suite 114

Hauppauge, New York 11788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

Results of Operations and Financial Condition

On April 4, 2012, iGambit Inc. issued a press release regarding it earnings for the year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates any such information by reference.

ITEM 9.01

Financial Statements and Exhibits

(d)  Exhibits

99.1

Copy of press release dated April 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 4, 2012

iGambit Inc.

By:

  /s/  John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.

Description

99.1

Copy of press release dated November 17, 2011

1